UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2020
ARES COMMERCIAL REAL ESTATE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
245 Park Avenue, 42nd Floor, New York, NY 10167
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ACRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2020, ACRC Lender W LLC and ACRC Lender W TRS LLC (collectively, “ACRC Lender W”), each a subsidiary of Ares Commercial Real Estate Corporation, entered into an amendment to the Master Repurchase and Securities Contract (the “Wells Facility”) with Wells Fargo Bank, National Association (“Wells”). The purpose of the amendment was to, among other things, extend the initial maturity date and funding period of the Wells Facility to December 14, 2022 and update the interest rate on advances under the Wells Facility to a rate of one-month LIBOR plus a pricing margin which ranges from 1.50% to 2.75% (or as otherwise agreed in the related confirmation). In addition, ACRC Lender W and Wells have agreed to eliminate the non-utilization fee under the Wells Facility and, in connection therewith, reduce the maximum commitment under the Wells facility to $350,000,000, which maximum commitment amount may be increased to up to $500,000,000 at ACRC Lender W’s option upon the satisfaction of certain conditions, including the payment of an upsize fee and approval by Wells. The funding period of the Wells Facility is subject to a one-year extension option to extend the funding period to December 14, 2023, which may be exercised at ACRC Lender W’s option. The maturity date of the Wells Facility is subject to three one-year extension options (the first extension option extending the maturity date to December 14, 2023, the second extension option extending the maturity date to December 14, 2024 and the third extension option extending the maturity date to December 14, 2025), each of which may be exercised at ACRC Lender W’s option, subject to the satisfaction of certain conditions and applicable extension fees being paid.

The foregoing description is only a summary of certain material provisions of the amendment to the Wells Facility and is qualified in its entirety by reference to a copy of such agreement, which is filed herewith as Exhibit 10.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits:

Exhibit Number	Description
10.1
Amendment Number Two to Second Amended and Restated Master Repurchase and Securities Contract dated as of December 11, 2020, by and among, ACRC Lender W LLC, as seller, ACRC Lender W TRS LLC, as seller, and Wells Fargo Bank, National Association, as buyer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES COMMERCIAL REAL ESTATE CORPORATION

Date:	December 14, 2020	By:	/s/ Anton Feingold
		Name:	Anton Feingold
		Title:	Vice President and Secretary